                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of earliest event reported:    July 9, 1998



                           PARKER-HANNIFIN CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



      OHIO                            1-4982                     34-0451060
---------------              ------------------------        -------------------
(State or other              (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


6035 Parkland Boulevard, Cleveland, Ohio                          44124-4141
----------------------------------------                          ----------
(Address of principal executive offices)                          (ZIP Code)



Registrant's telephone number, including area code:             (216) 896-3000



The Exhibit Index appears on sequential page 3.
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                           PARKER-HANNIFIN CORPORATION


                                    FORM 8-K



         Item 5.  Other Events.

                  The Company is filing herewith the following exhibit, which is incorporated herein by this reference, to its Registration Statements on Form S-3 (File No.s 333-47955 and 333-02761), which were declared effective on March 23, 1998 and May 2, 1996, respectively.


         1. Computation of Ratio of Earnings to Fixed Charges (revised to reflect the Company's financial results as of March 31, 1998).

         The text of the press release, dated July 7, 1998, filed as Exhibit
99.1 to this Current Report on Form 8-K is hereby incorporated by reference herein by this reference.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARKER-HANNIFIN CORPORATION
                                                    (Registrant)


                                            By:   /s/ Thomas A. Piraino, Jr.
                                               ---------------------------------
                                                 Vice President, General Counsel
                                                 and Secretary


Date:  July 13, 1998
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                                  EXHIBIT INDEX


Exhibit No.                             Description of Exhibit
-----------                ---------------------------------------------------

12.3 Computation of Ratio of Earnings to Fixed Charges (revised to reflect the Company's financial results as of March 31, 1998)


99.1                       Press Release, dated July 7, 1998